                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") dated as of January 31, 1997 (the "First Amendment Effective Date") is made and entered into by and among STERLING CHEMICALS, INC., a Delaware corporation (the "Company"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION, individually, as an Issuing Bank and as Administrative Agent and CREDIT SUISSE FIRST BOSTON (formerly known as Credit Suisse), individually, as an Issuing Bank and as Documentation Agent and the other financial institutions parties to the Credit Agreement (as hereinafter defined) as amended by this First Amendment.


                             INTRODUCTORY STATEMENT

     The Company has entered into a credit agreement (the "Credit Agreement") dated as of June 21, 1996, among the Company, Texas Commerce Bank National Association, individually, as an Issuing Bank and as Administrative Agent, Credit Suisse, individually, as an Issuing Bank and as Documentation Agent, and the financial institutions parties thereto.

     Sterling Fibers (as defined below) desires to acquire the acrylic fibers business from the Cytec Parties (as defined below) pursuant to the Purchase Agreement (as defined below).

     It is contemplated that the total amount of the financing for the AFB Acquisition (as defined below) will consist of approximately (a) $10,000,000 of new common equity of Holdco (of which up to $300,000 may be in the form of notes from former employees of the Cytec Parties), (b) 100,000 shares of preferred stock issued to Cytec Industries, (c) senior secured debt to be provided by the AFB Lenders (as defined below) pursuant to the AFB Acquisition Credit Agreement (as defined below) in the amount of up to $81,000,000 consisting of up to $31,000,000 of AFB Tranche A Term Loans (as described below) and up to $50,000,000 of AFB Tranche B Term Loans (as defined below). The proceeds of the Tranche A Term Loans and the Tranche B Term Loans will be used solely to finance a portion of the AFB Acquisition and to finance fees and expenses relating to the AFB Acquisition, and up to $1,000,000 will be used to fund the Secondary ESOP Loan.

     The Lenders and the AFB Lenders have agreed to share pro rata in proceeds of collateral and in certain other payments and prepayments and, in furtherance thereof, have entered into the Intercreditor Agreement (as defined below).

     The Company, the Administrative Agent, the Documentation Agent, the Issuing Banks, the Subsidiary Guarantors and the Lenders have agreed, on the terms and conditions herein set forth, that the Credit Agreement be amended to allow the AFB Acquisition and in certain other respects.

                                   AGREEMENT

     Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning assigned such terms in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. On and after the First Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement:

     "AFB Acquisition" shall mean the purchase by Sterling Fibers of the acrylic fibers business of the Cytec Parties pursuant to the Purchase Agreement.

     "AFB Acquisition Credit Agreement" shall mean the $81,000,000 credit agreement of even date herewith among the Company, TCB, as administrative agent, Credit Suisse First Boston, as documentation agent, and the financial institutions parties thereto in connection with the financing of the AFB Acquisition, as amended, modified or supplemented from time to time.

     "AFB Adjusted Historical EBITDA" shall mean (i) for the Rolling Period ending March 31, 1997, $15,000,000, (ii) for the Rolling Period ending June 30, 1997, $10,200,000, (iii) for the Rolling Period ending September 30, 1997, $3,900,000, and (iv) for the Rolling Period ending December 31, 1997, $1,000,000.

     "AFB Earnout Agreement" shall mean the earnout agreement dated as of December 23, 1996 among Sterling Fibers, Holdco, and Cytec Industries in the form attached as Exhibit C to the Purchase Agreement.

     "AFB Fee Letter" shall mean the letter agreement dated December 23, 1996, regarding fees, executed by TCB, and Chase Securities Inc. and accepted and agreed to by the Company as of December 23, 1996.

     "AFB Lender Indebtedness" shall mean the "Lender Indebtedness" under the AFB Acquisition Credit Agreement.

     "AFB Lenders" shall mean the "Lenders" as defined in the AFB Acquisition Credit Agreement

     "AFB Loans" shall mean the loans outstanding under the AFB Acquisition Credit Agreement.

     "AFB Tranche A Term Loan Lenders" shall mean the "Tranche A Term Loan Lenders" as defined in the AFB Acquisition Credit Agreement.

     "AFB Tranche A Term Loans" shall mean the "Tranche A Term Loans" as defined in the AFB Acquisition Credit Agreement.

     "AFB Tranche B Term Loan Lenders" shall mean the "Tranche B Term Loan Lenders" as defined in the AFB Acquisition Credit Agreement.

     "AFB Tranche B Term Loans" shall mean the "Tranche B Term Loans" as defined in the AFB Acquisition Credit Agreement.

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     "BP Facility Fee" shall mean the periodic fee payable to the Company by BP
Chemicals, Inc., an Ohio Corporation, pursuant to Section 3.1(c) of that certain Lease and Production Agreement between BP Chemicals Inc., and the Company dated August 8, 1994.

     "Combined Term Loans" shall mean collectively the Term Loans and the AFB Loans.

     "Cytec Indemnity" shall mean the indemnification obligations of the Cytec Parties in favor of the Company, Sterling Fibers and Holdco as set forth in the Purchase Agreement.

     "Cytec Industries" shall mean Cytec Industries Inc., a Delaware corporation.

     "Cytec Parties" shall mean collectively Cytec Industries, Cytec Acrylic Fibers Inc., a Delaware corporation, and Cytec Technology Corp., a Delaware corporation.

     "First Amendment" shall mean the First Amendment to Credit Agreement dated as of January 31, 1997, among the Company, the Administrative Agent, the Documentation Agent, the Issuing Banks and the Lenders.

     "First Amendment Effective Date" shall mean January 31, 1997.

     "Intercreditor Agreement" shall have the meaning assigned such term in
Section 8.22.

     "Purchase Agreement" shall mean the Asset Purchase Agreement dated as of December 23, 1996 among Sterling Fibers, the Company, Holdco and the Cytec Parties.

     "Senior Secured Discount Notes Indenture" shall mean the Sterling Chemicals Holdings, Inc. $191,751,000 13 1/2% Senior Secured Discount Notes due 2008 Indenture dated as of August 15, 1996, with Fleet National Bank, as Trustee.

     "Senior Subordinated Notes Indenture" shall mean the Sterling Chemicals, Inc. $275,000,000 11 3/4% Senior Subordinated Notes Due 2006 Indenture dated as of August 15, 1996, with Fleet National Bank, as Trustee.

     "Sterling Fibers" shall mean Sterling Fibers, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Company.

(b) The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended in their entirety to read as follows:

     "Agreement" shall mean this Credit Agreement, as amended by the First Amendment to Credit Agreement, and as further amended, modified or supplemented.

     "Deed of Trust" shall mean the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of the Effective Date and delivered by the Company pursuant to Section 3.02(d)(viii) as security for the payment and performance of the Lender Indebtedness.

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     "EBITDA" shall mean, as to the Company and its Subsidiaries on a consolidated basis and for any period, without duplication, the amount equal to net income less any non-cash income included in net income, plus (a) to the extent deducted from net income, interest expense, depreciation, depletion and impairment, amortization of leasehold and intangibles, expenses incurred on or prior to the Effective Date relating to SAR's, non-capitalized expenses incurred on or prior to the Effective Date relating to the Merger not to exceed $3,633,000, other non-cash expenses, and income tax expenses, (b) prepaid royalty income (including the BP Facility Fee) to the extent actually received in cash; provided, that, extraordinary gains or losses, including but not limited to gains or losses on the disposition of assets, shall not be included in EBITDA, in each case for such period, and (c) for the Rolling Periods ending on March 31, 1997, June 30, 1997, September 30, 1997, and December 31, 1997, the AFB Adjusted Historical EBITDA for such Rolling Period.

     "Excess Cash Flow" shall mean (a) EBITDA for any Fiscal Year, minus (b) for each such Fiscal Year and for the Company and its Subsidiaries on a consolidated basis, the sum of (i) scheduled payments of principal pursuant to Sections 2.05(b) and (c) and Sections 2.05(a) and (b) of the AFB Acquisition Credit Agreement, (ii) the principal portion of scheduled payments under Capital Lease Obligations, (iii) cash interest, (iv) cash taxes applicable to such Fiscal Year and paid prior to the date of determination, by or on behalf of the Company and its Subsidiaries, (v) any Permitted Holdco Dividends actually paid, (vi) the amount paid to Cytec Industries pursuant to Section 2.03 of the AFB Earnout Agreement attributable to such Fiscal Year, (vii) for the Fiscal Year ending September 30, 1997, the AFB Adjusted Historical EBITDA for the Rolling Period ending on September 30, 1997, and (viii) the amount equal to (A) actual Capital Expenditures (exclusive of Capital Lease Obligations incurred during such Fiscal Year and Capital Expenditures for such Fiscal Year that were designated as Capital Expenditures from Retained Cash Flow), plus (B) the amount of Carry-Forward Capital Expenditures permitted to be made in the next succeeding Fiscal Year, minus (C) the amount of Carry-Forward Capital Expenditures permitted to be made in the current Fiscal Year.

     "Financing Documents" shall mean this Agreement, the Notes, the Subsidiary Guaranty, the Security Instruments, the Stock Intercreditor Agreement, the Applications, Borrowing Requests, Borrowing Base Reports, the Fee Letter, the Intercreditor Agreement and the other documents, instruments or agreements described in Subsection 3.02(d), together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of Holdco or the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

     "Secondary ESOP Loan" shall mean the loan or loans made by the Company to the ESOP to allow the ESOP to purchase Holdco Common Stock.

     "Secondary ESOP Note" shall mean the promissory note or notes from the ESOP to the Company evidencing the Secondary ESOP Loan, and any and all amendments, modifications, supplements, renewals and restatements thereof.

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     "Security Instruments" shall mean the agreements or instruments described or referred to in Subsections 3.02(d)(iii) through (xii), (xv) and (xvi), and any and all other agreements or instruments now or hereafter executed and delivered by the Company, any Subsidiary of the Company or any other Person as security for the payment or performance of the Lender Indebtedness or the AFB Lender Indebtedness, as any of the foregoing may have been, or may hereafter be, amended, modified or supplemented.

     "Senior Secured Discount Notes" shall mean the senior secured discount notes issued pursuant to the Senior Secured Discount Notes Indenture with initial proceeds in an amount of up to $100,000,000 issued by Holdco in connection with the debt financing for the Acquisition.

     "Senior Subordinated Notes" shall mean the senior subordinated notes issued pursuant to the Senior Subordinated Notes Indenture in an amount of up to $275,000,000 issued by the Company in connection with the debt financing for the Acquisition.

     "Subsidiary Guaranty" shall mean, collectively, (i) the Guaranty Agreement dated as of the First Amendment Effective Date executed by the Subsidiary Guarantors in favor of the Agents, the Issuing Banks, the Lenders, TCB as administrative agent under the AFB Acquisition Credit Agreement, the Documentation Agent (as defined in the AFB Acquisition Credit Agreement) and the AFB Lenders, and (ii) the Limited Guaranty Agreement (Santa Rosa) dated as of the First Amendment Effective Date executed by Sterling Fibers in favor of the Agents, the Issuing Banks, the Lenders, TCB as administrative agent under the AFB Acquisition Credit Agreement, the Documentation Agent (as defined in the AFB Acquisition Credit Agreement) and the AFB Lenders.

     (c) The definition of "Capital Expenditures" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (b), adding a comma and the word "and" at the end of clause (c) and inserting a new clause (d) before the period to read in its entirety as follows:

          (d) expenditures made to acquire the Properties in connection with the AFB Acquisition

     (d) The definition of "Change of Control" set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the word "Indenture" after the phrase "the Senior Subordinated Notes".

     (e) The second sentence of Section 2.01(g) is hereby amended by deleting the word "eight" and adding the word "fourteen".

     (f) Sections 2.10(b) and (c) of the Credit Agreement are hereby amended in their entirety as follows:

     (b) Mandatory Combined Term Loan Prepayments. Subject to the terms of the Intercreditor Agreement:

          (i) On or before the 105th day after each September 30th, commencing on September 30, 1997, the Company shall deliver to each Lender the Company's calculation of its Excess Cash Flow for the Fiscal Year ended on such September 30th; provided that for purposes of this Section 2.10(b), the period ending on September 30, 1997, shall begin

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on August 22, 1996 and end on September 30, 1997.  On the third day after delivery of the notice provided above, but in no event later than the 108th day after each September 30th, commencing September 30, 1997, the Company shall prepay (by payment to the Administrative Agent for distribution to the Term Loan Lenders and the AFB Term Loan Lenders as provided below) an aggregate principal amount of Combined Term Loans equal to (A) 75% of Excess Cash Flow for any Fiscal Year (or other applicable period as provided above) if, as of the last day of the applicable Fiscal Year, the aggregate principal amount of the Tranche A Term Loans, the Tranche B Term Loans and the AFB Loans is equal to or greater than $203,000,000, and (B) 50% of Excess Cash Flow for any Fiscal Year thereafter (provided that, other Indebtedness of the Company and its Subsidiaries has not been used to effect such repayment of Combined Term Loans); and, in the case of (A) and (B) above, less the amount of any voluntary prepayments of Combined Term Loans made by the Company as permitted in Subsection 2.10(c) during such Fiscal Year (or other applicable period).

     (ii) At any time the Company becomes obligated to prepay all or part of the Senior Subordinated Notes, the Company shall, prior to any prepayment of the Senior Subordinated Notes, prepay the Combined Term Loans in full.

     (iii) At any time that the Company and its Subsidiaries sell, lease, or otherwise dispose of any of their Property, the Company shall promptly prepay an aggregate principal amount of Combined Term Loans equal to the amount of Net Proceeds in excess of $5,000,000 in the aggregate in any Fiscal Year, received from such sale, lease or disposal of Property, less the amount reinvested pursuant to Subsection 5.04(c)(i)(C)(2).

     (iv) Prepayments of the Combined Term Loans pursuant to this Section 2.10(b) shall be applied (i), so long as no Default has occurred and is continuing, to the Tranche A Term Loans, the Tranche B Term Loans and the AFB Loans (A) pro rata based on outstanding principal amount thereof at the time of such prepayment and (B) pro rata to the respective installments of principal thereof, and (ii), if a Default has occurred and is continuing, (A) pro rata (based on outstanding principal amount thereof at the time of such prepayment) to the Tranche A Term Loans, the Tranche B Term Loans, the AFB Loans and the ESOP Term Loans and (B) pro rata to the respective installments of principal thereof. Notwithstanding the foregoing, in respect of any partial prepayment of Combined Term Loans (until such time as the Tranche A Term Loans and the AFB Tranche A Term Loans have been repaid in full) pursuant to this Section 2.10(b), any Tranche B Term Loan Lender or AFB Tranche B Term Loan Lender may, at its option, irrevocably decline receipt of its Tranche B Term Loan or AFB Tranche B Term Loan, as applicable, share of any such prepayment, and, if such lender so declines, such share shall be applied as an additional prepayment of the Tranche A Term Loans and the AFB Tranche A Term Loans, the other Tranche B Term Loans and AFB Tranche B Term Loans, as applicable, and ESOP Term Loans in accordance with the immediately preceding sentence, as further adjusted pursuant to the balance of this Section 2.10(b). In the case of any prepayment pursuant to clauses (i,) (ii), or (iii), the Company shall provide to the Administrative Agent written notice of such prepayment at least five Business Days prior to the date such prepayment is to be made. Any Tranche B Term Loan Lender may notify the Administrative Agent and the Company of its election to decline its Tranche B Term Loan share of all such prepayments, in which event such notice shall be effective until such Lender notifies the Administrative Agent and the Company to the contrary. Any Tranche B Term Loan Lender that wishes to decline

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receipt of its share of any given prepayment pursuant to this Section 2.10(b), shall promptly, and in any event no later than 10:00 a.m. (Houston, Texas time) on the date following its receipt of the notice of such prepayment, notify the Company and the Administrative Agent of such election. Any Tranche B Term Loan Lender that has not provided notice pursuant to one of the two preceding sentences prior to such 10:00 a.m. deadline shall be deemed to have elected to accept such prepayment. The Administrative Agent shall promptly provide, to all such accepting Tranche B Term Loan Lenders, notice of the principal amount of the Tranche B Term Loans and AFB Tranche B Term Loans that such lenders have elected to decline. Any such accepting Lender may, at its option, irrevocably decline receipt of its share of any such declined shares of such prepayment (and shall indicate in such notice whether it elects to accept or decline receipt of its share of such prepayment declined by other Lenders or AFB Lenders pursuant to this sentence), and, if such Lender or AFB Lender so declines, such share shall be applied as an additional prepayment of the Tranche A Term Loans, the other Tranche B Term Loans, the AFB Tranche A Term Loans, the other AFB Tranche B Term Loans and the ESOP Term Loans in accordance with this Section 2.10(b). Any Tranche B Term Loan Lender that wishes to decline receipt of its share of such declined shares, shall promptly, and in any event no later than 10:00 a.m. (Houston, Texas time) on the date following receipt of the notice from the Administrative Agent regarding such declined shares, notify the Company and the Administrative Agent of such election. Any such accepting Lender that has not provided such notice prior to such 10:00 a.m. deadline shall be deemed to have elected to accept the full amount of its share of such prepayment.

          (c) Voluntary Prepayments. Subject to the terms of the Intercreditor Agreement, the Company may, at its option, at any time and from time to time, prepay the Loans and the Reimbursement Obligations, in whole or in part, upon giving, in the case of any Revolving Credit Loan that is a Eurodollar Loan, or any Combined Term Loan, three Business Days' prior written notice to the Administrative Agent, and, in the case of any Revolving Credit Loan that is a Base Rate Loan, prior written notice on the same Business Day to the Administrative Agent. Such notice shall specify (i) in the case of any prepayment of Loans, the date and amount of prepayment and whether the prepayment is (A) of Combined Term Loans or Revolving Credit Loans, or a combination thereof and (B) of Eurodollar Loans, Base Rate Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each; (ii) in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations; and (iii) in the case of the prepayment of Combined Term Loans, whether the Company shall approve the election, if any, of the Tranche B Term Loan Lenders or the AFB Tranche B Term Loan Lenders to decline their share of any such prepayment as further provided in this Section 2.10(c). Upon receipt of such notice, the Administrative Agent shall promptly notify each Applicable Lender of the contents thereof and of such Lender's Applicable Percentage of such prepayment and, in the case of any Tranche B Term Loan Lender, whether or not the Company has elected to permit each Tranche B Term Loan Lender to, at its option, decline its Tranche B Term Loan share of such prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurodollar Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Section 2.18 and, in the case of prepayments of the Combined Term Loans only, accrued interest to such date on the amount prepaid. Prepayments of (i) the Combined Term Loans

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pursuant to this Section 2.10(c) shall be applied (A) so long as no Default has occurred and is continuing, first, to the Tranche A Term Loans, the Tranche B Term Loans and the AFB Loans (x) pro rata based on outstanding principal amount thereof at the time of such prepayment and (y) pro rata to the respective installments of principal thereof, and, second, to the ESOP Term Loans pro rata to the respective installments of principal thereof, and (B) if a Default has occurred and is continuing, (x) pro rata (based on outstanding principal amount thereof at the time of such prepayment) to the Tranche A Term Loans, the Tranche B Term Loans, the AFB Loans and the ESOP Term Loans and (y) pro rata to the respective installments of principal thereof, and (ii) the Revolving Credit Loans and the Reimbursement Obligations pursuant this Section shall (unless the Company otherwise directs) be applied, first, to payment of the Revolving Credit Loans then outstanding, second, to payment of any Reimbursement Obligations then outstanding and, last, to Cover any outstanding Letter of Credit Liability. Notwithstanding the foregoing and subject to the Company's approval described above, in respect of any partial prepayment of Combined Term Loans (until such time as the Tranche A Term Loans and the AFB Tranche A Term Loans have been repaid in full) pursuant to this Section 2.10(c), any Tranche B Term Loan Lender or AFB Tranche B Term Loan Lender may, at its option, irrevocably decline receipt of its Tranche B Term Loan or the AFB Tranche B Term Loan, as applicable, share of any such prepayment, and, if such lender so declines, such share shall be applied as an additional prepayment of the Tranche A Term Loans, the other Tranche B Term Loans, the AFB Tranche A Term Loans, the other AFB Tranche B Term Loans and the ESOP Term Loans in accordance with the immediately preceding sentence, as further adjusted pursuant to balance of this Section 2.10(c). Any Tranche B Term Loan Lender may notify the Administrative Agent and the Company of its election to decline its Tranche B Term Loan share of all such prepayments, in which event such notice shall be effective until such Lender notifies the Administrative Agent and the Company to the contrary. Any Tranche B Term Loan Lender that wishes to decline receipt of its share of any given prepayment pursuant to this Section 2.10(c), shall promptly, and in any event no later than 10:00 a.m. (Houston, Texas time) on the date following receipt of its notice of such prepayment, notify the Company and the Administrative Agent of such election. Any Tranche B Term Loan Lender that has not provided notice pursuant to one of the two preceding sentences prior to such 10:00 a.m. deadline shall be deemed to have elected to accept such prepayment. The Administrative Agent shall promptly provide, to all such accepting Tranche B Term Loan Lenders, notice of the principal amount of the Tranche B Term Loans and the AFB Tranche B Term Loans that such lenders have elected to decline. Any such accepting Lender may, at its option, irrevocably decline receipt of its share of any such declined shares of such prepayment (and shall indicate in such notice whether it elects to accept or decline receipt of its share of such prepayment declined by such other lenders pursuant to this sentence), and, if such Lender so declines, such share shall be applied as an additional prepayment of the Tranche A Term Loans, the other Tranche B Term Loans, the AFB Tranche A Term Loans, the other AFB Tranche B Term Loans and the ESOP Term Loans in accordance with this Section 2.10(c). Any Tranche B Term Loan Lender that wishes to decline receipt of its share of the reallocation of such declined shares, shall promptly, and in any event no later than 10:00 a.m. (Houston, Texas time) on the date following receipt of the notice from the Administrative Agent regarding such declined shares, notify the Company and the Administrative Agent of such election. Any such accepting Lender that has not provided such notice prior to such 10:00 a.m. deadline shall be deemed to have elected to accept the full amount of its share of such prepayment. After repayment in full of the AFB Loans, each prepayment of Base Rate Loans shall be in the minimum principal amount of

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$1,000,000 and in integral multiples of $100,000 and each prepayment of
Eurodollar Loans shall be in the minimum principal amount of $3,000,000 and in integral multiples of $100,000 or, in the case of either Base Rase Loans or Eurodollar Loans, the aggregate principal balance outstanding on the Term Loans or on the Revolving Credit Loans and the Reimbursement Obligations, as applicable.

     (g) Both the penultimate and the last sentences of Section 2.21 of the Credit Agreement are hereby amended by adding the phrase "Subject to the terms of the Intercreditor Agreement," to the beginning of each such sentence.

     (h) Section 4.05 of the Credit Agreement is hereby amended by inserting the phrase "those obtained or made or" immediately following the word "except".

     (i) The following new Section 4.25 is hereby added to the Credit Agreement:

            Section 4.25 Senior Indebtedness. The Lender Indebtedness constitutes "Senior Debt" of the Company under and as defined in the Senior Subordinated Notes Indenture.

     (j) Section 5.02(i) of the Credit Agreement is hereby amended to deleting the word "or" at the end of clause (viii), by changing the period at the end of clause (ix) to read "; or" and by adding the following new clause (x):

        (x) the occurrence, with respect to any of the Cytec Parties, of any of the events described in Section 6.08 or the failure of the Cytec Indemnity to continue to be in full force and effect.

     (k) Section 5.03(a) of the Credit Agreement is hereby amended to provide that the Interest Coverage Ratio for the Rolling Period ending September 30, 1997 shall be not less than 1.90.

     (l) Section 5.03(d) of the Credit Agreement is hereby amended to provide that the Leverage Ratio for the Rolling Period ending (i) March 31, 1997 shall be not greater than 5.60, (ii) June 30, 1997 shall be not greater than 5.60, and
(iii) September 30, 1997 shall be not greater than 5.25.

     (m) Section 5.04(a) of the Credit Agreement is hereby amended:

         (i) by amending clause (i) of such Section to read in its entirety as follows:

             (i) the Lender Indebtedness in the principal amount not to exceed $454,000,000 less the aggregate amount of permanent reductions of the Revolving Credit Commitments and payments or prepayments of the Term Loans;

         (ii) by deleting the word "and" at the end of clause (ix) of such Section, by changing the period at the end of clause (x) to read "; and" and by adding the following new clause (xi) to read in its entirety as follows:

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

               (xi) Indebtedness not exceeding the principal amount of $81,000,000 under the AFB Acquisition Credit Agreement as reduced by payments and prepayments thereof.

     (n) Section 5.04(b) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (xi), by changing the period at the end of clause (xii) to read "; and" and by adding the following new clause (xiii):

        (xiii) Liens securing Indebtedness under the AFB Acquisition Credit Agreement.

     (o) Section 5.04(e) of the Credit Agreement is hereby amended as follows:

         (i) by amending clause (ix) of such Section to read in its entirety as follows:

             (ix) the Secondary ESOP Loan and any renewals or replacements thereof or reborrowing thereunder in a total principal amount not to exceed $8,500,000 at any time;

         (ii) by deleting the word "and" at the end of clause (xiv) of such Section, by restyling clause (xv) of such section as clause (xvi), by adding the following new clause (xv) and by amending the restyled clause
     (xvi), both to read in their entirety as follows:

               (xv)   the AFB Acquisition; and

          (xvi) other investments, loans, or advances in an aggregate amount not to exceed $1,000,000 outstanding at any one time.

     (p) Section 5.04(k) of the Credit Agreement is hereby amended by inserting the phrase ", the AFB Acquisition Credit Agreement," immediately after the phrase "(other than this Agreement, the other Financing Documents".

     (q) The second sentence of Section 5.04(l) of the Credit Agreement is hereby amended by replacing the word "has" with the word "have" in the clause
(iii) thereof; by adding the phrase "prior to the Effective Date" following the word "disclosed" in clause (iii) thereof; by restyling clause (vi) as clause
(vii) and by inserting the following new clause: "(vi) the payment of fees to TSG in connection with the AFB Acquisition which have been disclosed prior to the First Amendment Effective Date to the Administrative Agent in writing,".

     (r) Sections 5.04(o)(i) and (iv) of the Credit Agreement are hereby amended in their entirety as follows:

         (i) The Company may make Capital Expenditures in any Fiscal Year pursuant to the following schedule:

                                                     Maximum Scheduled
          Fiscal Year Ending                       Capital Expenditures
          ------------------                       --------------------

          September 30, 1997                            $50,000,000
          September 30, 1998                            $45,000,000
          September 30, 1999 and                        $35,000,000
            each Fiscal Year thereafter

     (iv) In addition to Capital Expenditures permitted by Sections 5.04(o)(i),
(ii) and (iii), for the period from the Effective Date through September 30, 1996, the Company and its Subsidiaries may make Capital Expenditures in an amount not to exceed $18,000,000.

     (s) Sections 5.04(p)(i) and (ii) of the Credit Agreement are hereby amended in their entirety as follows:

     (i) Amend, modify, or waive any covenant contained in the Senior Subordinated Notes or the Senior Subordinated Notes Indenture if the effect of such amendment, modification, or waiver would be to make the terms of the Senior Subordinated Notes or the Senior Subordinated Notes Indenture materially more onerous on the Company;

     (ii) Amend, modify, or waive any provision of the Senior Subordinated Notes or the Senior Subordinated Notes Indenture which (A) subjects the Company to any additional material obligation, (B) increases the principal of or rate of interest on any Senior Subordinated Note, (C) accelerates the date fixed for any payment of principal or interest on any Senior Subordinated Note, (D) would change the percentage of holders of such Senior Subordinated Notes required for any such amendment, modification, or waiver from the percentage required on the Effective Date, or (E) relates to the subordination provisions thereof; or

     (t) The following new Sections 5.04(r) and (s) are hereby added to the Credit Agreement:

     (r) Modification of AFB Acquisition Credit Agreement.   Subject to the
terms of the Intercreditor Agreement, amend, modify or waive any provision of the AFB Acquisition Credit Agreement unless, if there is a corresponding provision in this Agreement, there is a substantially similar amendment, modification or waiver made under this Agreement.

     (s) Modification or Amendment of the AFB Earnout Agreement. Amend, modify or waive any provision of the AFB Earnout Agreement if the effect of such amendment, modification or waiver would be to increase any amount payable thereunder.

     (u) Section 6.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

     Section 6.01. Payments. (a) The Company shall fail to pay when due (including, but not limited to, by mandatory prepayment required pursuant to Section 2.10) any principal of any Loan or any Note, or any Reimbursement Obligation or any AFB Loan; or (b) the Company shall fail to pay when due any interest on any Loan or Note or any AFB Loan, any fee or any other amount payable hereunder or under the Fee Letter or the AFB Fee Letter or any other Financing Document or under the AFB Acquisition Credit Agreement, and such failure to pay shall continue unremedied for a period of five days;

     (v) Section 6.06 of the Credit Agreement is hereby amended by inserting the phrase "or the AFB Lender Indebtedness" after the phrase "Lender Indebtedness".

     (w) Section 6.12 of the Credit Agreement is hereby amended by deleting the word "or" after the semi-colon at the end of such Section 6.12; and Section 6.14 of the Credit Agreement is hereby amended by deleting the word "Materal" and replacing it with the word "Material" and by deleting the period at the end of such Section 6.14 and replacing it with a semi-colon.

     (x) Section 6.15 of the Credit Agreement is hereby amended by inserting the phrase "or the Senior Secured Discount Notes Indenture" immediately after the words "Senior Secured Discount Notes" where they first appear in such Section
6.15 and by deleting the period at the end of Section 6.15 and replacing it with a semi-colon.

     (y) The following new Sections 6.16, 6.17 and 6.18 are hereby added to the Credit Agreement:

     Section 6.16 Senior Indebtedness. The Senior Subordinated Notes shall cease, for any reason, to be validly subordinated to the Lender Indebtedness, as provided in the Senior Subordinated Notes Indenture or the Company, any Affiliate of the Company, the trustee in respect of the Senior Subordinated Notes or the holders of at least 25% in aggregate principal amount of the Senior Subordinated Notes shall so assert in writing;

     Section 6.17 Equity Notes Contribution. Failure of Holdco to contribute to the Company and the Company to contribute or loan to Sterling Fibers at least $300,000 of additional cash equity within 90 days of the First Amendment Effective Date irrespective of the amount collected on the Equity Notes (as defined in the AFB Acquisition Credit Agreement) during such period; or

      Section 6.18 Cytec Indemnity. (a) The occurrence, with respect to any of the Cytec Parties, of any of the events described in Section 6.08 or the failure of the Cytec Indemnity to continue to be in full force and effect, (b) the occurrence of any event or the existence of any condition that would have been covered by the Cytec Indemnity, and (c) the existence of (a) and (b), collectively, could reasonably be expected to have a Material Adverse Effect;

     (z) Section 7.01 of the Credit Agreement is hereby amended by adding a comma and the words "the Documentation Agent" between the parenthetical phrase "(and each Secured Affiliate by and through its affiliated Lender)" and the word "and" each time such parenthetical phrase appears in such Section 7.01.

     (aa) Section 8.07(c) of the Credit Agreement is amended by restating the second parenthetical phrases in clause (i) of the proviso to the first sentence thereof as follows:

          (other than a Lender, AFB Lender or any Affiliate thereof)

     (bb) The penultimate sentence of Section 8.07(e) of the Credit Agreement is hereby amended by deleting the phrase "the Effective Date" and by inserting in place thereof the phrase "such effective date".

     (cc) Section 8.07(g) of the Credit Agreement is hereby amended to read in its entirety as follows:

          (g) Any Lender may at any time grant, pledge or assign a security interest in all or a portion of its rights under this Agreement to secure obligations of such Lender, including any such grant, pledge or assignment to a Federal Reserve Bank, and this

     Section 8.07 shall not apply to any such grant, pledge or assignment of a security interest; provided that no such grant, pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

     (dd) Clause (i) of the proviso in Section 8.13 is hereby amended in its entirety as follows:

           (i) the Administrative Agent or such Lender may disclose documentation and information to the Administrative Agent and/or to any other Lender which is a party to this Agreement or any Affiliates thereof or to any party to the AFB Credit Agreement or any Affiliates thereof, and

     (ee) The following new Section 8.22 is hereby added to the Credit
Agreement:

     Section 8.22. Intercreditor Agreement. The Administrative Agent is hereby authorized and directed to execute and deliver on behalf of the Lenders an intercreditor agreement of even date herewith (as amended, modified or supplemented, the "Intercreditor Agreement") in the form of Exhibit A to the First Amendment. Until all AFB Lender Indebtedness has been indefeasibly paid in full, to the extent the Intercreditor Agreement modifies or supplements any terms or provisions hereof, it shall constitute an amendment and modification to, and supplement of, this Agreement. Each Lender that is now, or hereafter becomes, a party to this Agreement agrees to be bound by the terms and provisions of the Intercreditor Agreement.

     (ff) Each of Schedule 4.08 and Schedule 4.12 to the Credit Agreement is hereby replaced in its entirety by Schedule 4.08 and Schedule 4.12, respectively, as attached to this First Amendment.

       Section 3. Additional Amendments With Unanimous Consent. If, but only if, all the Lenders execute and deliver this First Amendment, Section 8.02 of the Credit Agreement is hereby amended in its entirety as follows:

          Section 8.02 Amendments and Waivers. Neither this Agreement nor any other Financing Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent shall, from time to time, (x) enter into with the Company, written amendments, supplements or modifications hereto and to the other Financing Documents for the purpose of adding any provisions to this Agreement or to the other Financing Documents or changing in any manner the rights or obligations of the Lenders or the Company hereunder or thereunder or
(y) waive at the Company's request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Financing Documents or any Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

     (a) reduce the amount or extend the scheduled date of maturity of any Loan or any Reimbursement Obligation or of any scheduled installment thereof or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or modify any provision that provides for the ratable sharing by the Lenders of any payment or prepayment of Lender Indebtedness to provide for a non-ratable sharing thereof or the right of the Term Lenders to decline acceptance of prepayment or increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment or Term Loan Commitments or amend, modify or waive any provision of Section 2.19, in each case without the prior written consent of each Lender directly affected thereby;

     (b) change the currency in which any Loan or Reimbursement Obligation is payable or amend, modify or waive any provision of this Section 8.02 or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all of the Lenders;

     (c) release (i) any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty or (ii) any of the Collateral, without the written consent of all of the Lenders, except as expressly permitted hereby, provided that the Administrative Agent shall release (without consent from the Lenders) any Collateral sold, transferred or otherwise disposed of as permitted by Section 5.04(c);

     (d) amend, modify or waive any provision of Article VII without the written consent of the Administrative Agent, and of the Documentation Agent, if affected thereby; or

     (e) amend, modify or waive (i) any Letter of Credit Liability without the written consent of the Issuing Bank or (ii) any Letter of Credit without the consent of each Revolving Credit Lender if such Letter of Credit, after giving effect to such amendment, modification or waiver, would no longer satisfy the requirements hereof if such Letter of Credit was being issued ab initio at such time, provided that in all cases other than clauses (i) or (ii), only the consent of the Issuing Bank shall be required to amend, modify or waive any Letter of Credit.

Any waiver and any amendment, supplement or modification pursuant to this
Section 8.02 shall apply to each of the Lenders and shall be binding upon the Company, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Company, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Financing Documents, and any Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default, or impair any right consequent thereon.

If all of the Lenders do not execute and deliver this First Amendment, this
Section 3 shall be of no force and effect whatsoever.

     Section 4. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Financing Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Financing Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement, the Notes, and any other Financing Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

       Section 5. Conditions Precedent and Effectiveness. This First Amendment shall not be effective until (a) this First Amendment has been executed and delivered by the Required Lenders, (b) the AFB Acquisition Credit Agreement has been executed and delivered by all parties thereto and (c) the conditions precedent set forth in Section 3.02 thereof have been satisfied or waived.

      Section 6. Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this First Amendment, each of the representations and warranties made by the Company and the Subsidiary Guarantors in or pursuant to the Financing Documents, including the Credit Agreement, shall be true and correct in all material respects as of the First Amendment Effective Date, as if made on and as of such date.

      Section 7. No Default. No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

      Section 8. Adoption, Ratification and Confirmation of Credit Agreement. Each of the Company, the Administrative Agent, the Documentation Agent, the Issuing Banks and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

      Section 9. Ratification and Affirmation of Subsidiary Guaranty. Each of the Subsidiary Guarantors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Subsidiary Guaranty Agreement dated as of August 21, 1996, in favor of the Administrative Agent, the Documentation Agent, the Issuing Banks and the Lenders, as amended, supplemented or otherwise modified, (iii) acknowledges, renews and extends its continued liability under the Subsidiary Guaranty and agrees that such Subsidiary Guaranty remains in full force and effect; and (iv) agrees with the Administrative Agent, the Documentation Agent, each Issuing Bank and each Lender to promptly pay when due all amounts owing or to be owing by it under the Subsidiary Guaranty pursuant to the terms and conditions thereof.

     Section 10. Payment of Expenses. The Company agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Administrative Agent and the Documentation Agent harmless from and against liability for the payment of all reasonable out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this First Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Administrative Agent, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement and the other Financing Documents. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

     Section 11. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE CREDIT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, OR ANY SIMILAR SUCCESSOR PROVISIONS THERETO, BUT EXCLUDING ALL OTHER CONFLICT-OF-LAWS RULES) AND TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA.

     Section 12. Descriptive Headings, etc. The descriptive headings of the several Sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     Section 13. Entire Agreement. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this First Amendment.

     Section 14. Counterparts. This First Amendment may be executed in any number of counterparts (including by telecopy) and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

     Section 15. Amended Definitions. As used in the Credit Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the First Amendment Effective Date the term "Agreement" shall mean the Credit Agreement as amended by this First Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


COMPANY:                      STERLING CHEMICALS, INC., formerly known as
                              STX CHEMICALS CORP.



                              By: /s/ JIM P. WISE
                                 -----------------------------------------
                                      Jim P. Wise
                                      Vice President and Chief Financial Officer


                             [Signature Page - 1]

ADMINISTRATIVE AGENT          TEXAS COMMERCE BANK
DOCUMENTATION AGENT           NATIONAL ASSOCIATION
ISSUING BANKS                 Individually, as an Issuing Bank and as
AND THE LENDERS:              Administrative Agent



                              By: /s/ P. STAN BURGE
                                 ------------------------------------
                                 Name:  P. Stan Burge
                                 Title: Vice President


                             [Signature Page - 2]

                              CREDIT SUISSE FIRST BOSTON (formerly known as Credit Suisse) as Documentation Agent



                              By: /s/ JAMES P. MORAN
                                 ------------------------------------
                                 Name:  James P. Moran
                                 Title: Director


                              By: /s/ J. SCOTT KARRO
                                 ------------------------------------
                                 Name:  J. Scott Karro
                                 Title: Associate



                              CREDIT SUISSE FIRST BOSTON (formerly known as Credit Suisse) Individually, as an Issuing Bank and as a Lender



                              By: /s/ JAMES P. MORAN
                                 ------------------------------------
                                 Name:   James P. Moran
                                 Title:  Director


                              By: /s/ J. SCOTT KARRO
                                 ------------------------------------
                                 Name:   J. Scott Karro
                                 Title:  Associate


                             [Signature Page - 3]

                              ABN AMRO BANK N.V.
                              Houston Agency

                              By:   ABN AMRO NORTH AMERICA, INC.
                                    as Agent


                                    By: /s/ GORDON CHANG
                                       ---------------------------------
                                        Name:  Gordon Chang
                                        Title: Vice President & Director


                                    By: /s/ MICHAEL W. DEPRIEST
                                       ---------------------------------
                                        Name:  Michael W. DePriest
                                        Title: Vice President & Director



                             [Signature Page - 4]

                              THE BANK OF NOVA SCOTIA


                              By: /s/ M. D. SMITH
                                 ------------------------------------
                                   Name:  M. D. Smith
                                   Title: Agent



                             [Signature Page - 5]

                              BANK OF SCOTLAND


                              By: /s/ CATHERINE M. ONIFFREY
                                 -------------------------------------
                                   Name:  Catherine M. Oniffrey
                                   Title: Vice President
                                          Bank of Scotland



                             [Signature Page - 6]

                              BANQUE PARIBAS


                              By: /s/ CHRISTOPHER S. GOODWIN
                                 ------------------------------------
                                   Name:  Christopher S. Goodwin
                                   Title: Vice President


                              By: /s/ PIERRE-JEAN DE FILIPPIS
                                 -------------------------------------
                                   Name:  Pierre-Jean de Filippis
                                   Title: General Manager




                             [Signature Page - 7]

                              BHF-BANK AKTIENGESELLSCHAFT


                              By: /s/ JOHN SYKES
                                 ------------------------------------
                                   Name:  John Sykes
                                   Title: Assistant Vice President


                              By: /s/ PERRY FORMAN
                                 -------------------------------------
                                   Name:  Perry Forman
                                   Title: Vice President


                             [Signature Page - 8]

                              CIBC INC.


                              By: /s/ ALEKSANDRA K. DYMANUS
                                 ------------------------------------
                                   Name:  Aleksandra K. Dymanus
                                   Title: Authorized Signatory


                             [Signature Page - 9]

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By: /s/ ROBERT H. DIAL
                                 ------------------------------------
                                   Name:   Robert H. Dial
                                   Title:  Vice President


                             [Signature Page - 10]

                              FIRST SOURCE FINANCIAL LLP

                              By:   FIRST SOURCE FINANCIAL, INC.
                                    as its Agent/Manager


                                    By: /s/ DAVID C. WAGNER
                                       ---------------------------------
                                        Name:   David C. Wagner
                                        Title:  Assistant Vice President


                             [Signature Page - 11]

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By: /s/ DIXON P. SCHULTZ
                                 ------------------------------------
                                   Name:   Dixon P. Schultz
                                   Title:  Vice President


                             [Signature Page - 12]

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ DAN HUGHES
                                 ------------------------------------
                                   Name:   Dan Hughes
                                   Title:  Vice President


                             [Signature Page - 13]

                              COMERICA BANK


                              By: /s/ REGINALD M. GOLDSMITH, III
                                 ------------------------------------
                                   Name:  Reginald M. Goldsmith, III
                                   Title: Vice President


                             [Signature Page - 14]

                              CREDITANSTALT CORPORATE FINANCE, INC.


                              By: /s/ ROBERT M. BIRINGER
                                 ------------------------------------
                                   Name:  Robert M. Biringer
                                   Title: Executive Vice President


                              By: /s/ CARL G. DRAKE
                                 ------------------------------------
                                   Name:  Carl G. Drake
                                   Title: Senior Associate



                             [Signature Page - 15]

                              HIBERNIA NATIONAL BANK


                              By: /s/ COLLEEN SMITH
                                 ------------------------------------
                                   Name:  Colleen Smith
                                   Title: Vice President


                             [Signature Page - 16]

                              MERITA BANK LTD.
                              New York Branch


                              By: /s/ CHARLES FOSTER
                                 ------------------------------------
                                   Name:  Charles Foster
                                   Title: Vice President


                              By: /s/ FRANK MAFFEI
                                 ------------------------------------
                                   Name:  Frank Maffei
                                   Title: Vice President



                             [Signature Page - 17]

                              NATIONAL BANK OF CANADA


                              By: /s/ LARRY L. SEARS
                                 ------------------------------------
                                   Name:  Larry L. Sears
                                   Title: Group Vice President


                              By: /s/ DOUG CLARK
                                 ------------------------------------
                                   Name:  Doug Clark
                                   Title: Vice President


                             [Signature Page - 18]

                              THE SANWA BANK, LIMITED, DALLAS AGENCY


                              By: /s/ L. J. PERENYI
                                 ------------------------------------
                                   Name:   L. J. Perenyi
                                   Title:  Vice President


                             [Signature Page - 19]

                              THE FUJI BANK, LIMITED


                              By: /s/ PHILIP C. LAUINGER III
                                 ----------------------------------------
                                   Name:   Philip C. Lauinger III
                                   Title:  Vice President & Joint Manager


                             [Signature Page - 20]

                         THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
                         NEW YORK BRANCH


                         By: /s/ JOHN J. SULLIVAN
                            -----------------------------------------
                              Name:  John J. Sullivan
                              Title: Joint General Manager


                             [Signature Page - 21]

                        OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
                        (a unit of The Chase Manhattan Bank), (formerly known as CHL HIGH YIELD LOAN PORTFOLIO (a unit of Chemical
                        Bank))


                        By: /s/ JOYCE C. DELUCCA
                           -------------------------------------------------
                           Name:   Joyce C. DeLucca
                           Title:  Managing Director


                             [Signature Page - 22]

                              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                              By: /s/ MICHAEL L. KLOFAS
                                 ----------------------------------------
                                 Name:   Michael L. Klofas
                                 Title:  Managing Director


                             [Signature Page - 23]

                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                              By: /s/ ANTHONY R. CLEMENTE
                                 ------------------------------------
                                 Name:   Anthony R. Clemente
                                 Title:  Authorized Signatory


                             [Signature Page - 24]

                              ML CBO IV (CAYMAN) LTD.

                                   By:  PROTECTIVE ASSET MANAGEMENT L.L.C. AS
                                        COLLATERAL MANAGER


                                   By: /s/ JAMES DONDERO
                                      ----------------------------------------
                                      Name:  James Dondero CPA, CFA
                                      Title: President
                                             Protective Asset Management, L.L.C.


                             [Signature Page - 25]

                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME
                              TRUST


                              By: /s/ JEFFREY W. MAILLET
                                 ---------------------------------------
                                 Name:  Jeffrey W. Maillet
                                 Title: Senior Vice President & Director


                             [Signature Page - 26]

                              PARIBAS CAPITAL FUNDING LLC


                              By:  /s/ SIGNATURE
                                 ------------------------------------
                                 Name:
                                 Title:


                             [Signature Page - 27]

                              BANKERS TRUST COMPANY


                              By: /s/ ROSEMARY F. DUNNE
                                 -------------------------------------
                                 Name:  Rosemary F. Dunne
                                 Title: Vice President


                             [Signature Page - 28]

                          RESTRUCTURED OBLIGATIONS BACKED BY SENIOR
                          ASSETS B.V.

                          BY: Chancellor LGT Senior Secured Management, Inc. as Portfolio Advisor


                          BY:  /s/ CHRISTOPHER E. JANSEN
                               ---------------------------------------
                               Name:   Christopher E. Jansen
                               Title:  Managing Director




                             [Signature Page - 29]

                              AERIES FINANCE LTD.


                              By: /s/ ANDREW IAN WIGNALL
                                 ------------------------------------
                                 Name:  Andrew Ian Wignall
                                 Title: Director


                             [Signature Page - 30]

                              CAPTIVA FINANCE LTD.


                              By: /s/ DERRIE BOGGESS
                                 ------------------------------------
                                 Name:  Derrie Boggess
                                 Title: Director



                             [Signature Page - 31]

                              CERES FINANCE LTD.


                              By: /s/ DERRIE BOGGESS
                                 ------------------------------------
                                 Name:  Derrie Boggess
                                 Title: Director




                             [Signature Page - 32]

                              MERRILL LYNCH PRIME RATE PORTFOLIO

                                    By:  Merrill Lynch Asset Management, L.P.
                                         as Investment Advisor


                                    By: /s/ ANTHONY R. CLEMENTE
                                       -------------------------------------
                                      Name:  Anthony R. Clemente
                                      Title: Authorized Signatory



                             [Signature Page - 33]

                              SENIOR DEBT PORTFOLIO

                                    By:  Boston Management and Research,
                                         as Investment Advisor


                                    By: /s/ SCOTT H. PAGE
                                       -----------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President




                             [Signature Page - 34]

SUBSIDIARY GUARANTORS:        STERLING CHEMICALS INTERNATIONAL, INC.
                              STERLING CHEMICALS ENERGY, INC.


                              By: /s/ JIM P. WISE
                                 ------------------------------------
                                     Jim P. Wise
                                     Vice President



                              STERLING CANADA, INC.
                              STERLING PULP CHEMICALS US, INC.
                              STERLING PULP CHEMICALS, INC.


                              By: /s/ JIM P. WISE
                                 ------------------------------------
                                     Jim P. Wise
                                     Vice President - Finance

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